                              GUARANTY AGREEMENT

        1.      The undersigned (hereinafter called "Guarantors," whether one or more, and sometimes "Guarantor," if only one), for value received, the receipt and sufficiency of which is hereby acknowledged, and for and in consideration of United Factors, L.L.C. ("Purchaser") entering into that certain Purchase and Sale Agreement (the "Agreement") of even date herewith between Purchaser and Vulcan Energy Corporation ("Seller"), as well as in consideration
              -------------------------
for Purchaser acquiring from time to time certain accounts receivable from Seller pursuant to the Agreement, do hereby, jointly and severally, absolutely and unconditionally, guarantee to Purchaser the prompt and full performance by Seller of the representations, warranties and covenants (hereinafter together called "Obligations"), of Seller to Purchaser under or relating to the Agreement.

        2. This is a continuing guaranty and shall not be wholly or partially satisfied or extinguished by Guarantors' performance hereunder, including payment of all amounts due as of any specified date, but shall continue in full force and effect as against each of the respective Guarantors for the full amount above specified as to all Obligations created, incurred or arising prior to the time notice of termination is given by the respective Guarantors to Purchaser under the provisions of paragraph 3, and until full performance by Seller under the Agreement.

        3. Guarantors, or any one of them, may give written notice, in accordance with this paragraph, to Purchaser that the Guarantor or Guarantors giving such notice will not be liable hereunder for any Obligations created, incurred or arising on accounts receivable acquired by Purchaser more than sixty
(60) days after the effective date of such notice. Such notice will be effective as to the Guarantor or Guarantors who give such notice from and after (but not before) such time as said written notice is actually delivered to, received by and receipted for in writing by Purchaser; provided however, such notice shall not in any way affect, impair or limit the liability of the Guarantor or Guarantors giving such notice with respect to Obligations created, incurred or arising prior to the effective date of such notice, or in respect to interest or costs of collection thereafter accruing on or with respect to such Obligations, or with respect to attorneys' fees thereafter becoming payable hereunder with respect to such Obligations.

        4. In the event of death of any Guarantor, the Obligations of the deceased Guarantor shall continue in full force and effect as to all indebtedness that shall have been created or incurred by Seller or which may thereafter be incurred for which Purchaser has, prior to Guarantor's death, legally committed to lend to Seller prior to the time when Purchaser shall have received notice, in writing, of termination in accordance with paragraph 3. Notwithstanding the death of a Guarantor, this guarantly shall continue in full force and effect as a guaranty by the surviving Guarantors.

        5. The release by Purchaser of one or more Guarantors under this guaranty shall not affect the remaining Guarantors hereunder who shall remain fully liabie in accordance with the terms of this guaranty.

        6. Guarantors further, jointly and severally, agree to pay to Purchaser or to its successors or assigns, all reasonable attorneys' fees incurred in enforcing this guaranty, or, the holder hereof may elect to recover fifteen percent (15%) of the amount then unpaid by Guarantors as attorneys' fees, if the indebtedness and Obligations guaranteed hereunder are not paid by the Guarantors upon demand when due as required herein or if this guaranty is enforced by suit or through probate or bankruptcy court or through any judicial proceedings whatsoever, and should it be necessary to reduce Purchaser's claim to judgment, said judgment shall bear interest at the rate of ten percent (10%) per annum.

        7. All indebtedness of Seller to Guarantors, whether now existing or hereafter arising (including indebtedness resulting from this guaranty) is hereby assigned to Purchaser to the extent of the amount of this guaranty as security for the payment of all liability or liabilities of Seller to Purchaser.
 To the extent the indebtedness of Seller to Guarantors (whether now existing or hereafter arising) exceeds the amount of this guaranty, such indebtedness is hereby subordinated to all liability or liabilities of Seller to Purchaser.

        8. Guarantors waive notice of acceptance of this guaranty and of any liability in which it applies or may apply, and waive presentment and demand for payment thereof, notice of dishonor or nonpayment thereof, notice of acceleration, collection or instigation of suit or any other action by Purchaser in collection thereof including any notice of default in payment thereof or other notice to, or demand of payment therefor on, any party. Guarantors waive all defenses of a surety, at law or in equity, with respect to this guaranty, including, without limitation, (a) any rights of a surety to insist upon a creditor first exhausting all remedies against the primary obligor of a debt or other collateral securing the debt, and (b) those set forth in Rule 31 of the Texas Rules of Civil Procedure, Sections 17.001, and 34.005 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

        9. Purchaser may, at its option, at any time without the consent of or notice to Guarantors, without incurring responsibility to Guarantors, without impairing or releasing the Obligations of the Guarantors, upon or without any items or conditions and in whole or in part (a) change the manner, place or terms of payment or change or extend the time of performance of, renew, or alter any liability of Seller hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the guaranty herein made shall apply in the liabilities of Seller, changed, extended, renewed or altered in any manner, (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure or securing the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any offset against any said liabilities, (c) exercise or refrain from exercising any rights against Seller to others, or otherwise act or refrain from acting, and (d) settle or compromise any liabilities hereby guaranteed or hereby incurred, and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due to Purchaser or others. Purchaser may, at its option, without the consent of or notice to Guarantors, apply to the payment of the liability created by this guaranty, at any time after such liability becomes payable, any monies, property, or balance on deposit belonging to any of Guarantors.

        10. Suit may be brought against the Guarantors, jointly and severally, and against one or more of them, less than all, without joining Seller or any account debtor as a party, and without impairing the rights of Purchaser, its successors or assigns, against each of Guarantors; and Purchaser may release one or more of the Guarantors or settle with such persons as Purchaser deems fit without releasing or impairing the rights of Purchaser to demand and collect the balance of such indebtedness from the other remaining Guarantors not so released. It is agreed among the Guarantors, however, that such settlement and release shall in no way impair the rights of Guarantors as among themselves.

        11. This guaranty is for the benefit of Purchaser, and for such other persons as may from time to time become or be the beneficiaries of Purchaser's rights under the Agreement, and this guaranty shall be transferrable and negotiable, with the same force and effect and to the same extent as Purchaser's rights under the Agreement may be transferrable; it being understood that upon the assignment or transfer by Purchaser of any of Purchaser's rights under the Agreement, the legal owner of Purchaser's rights under the Agreement shall have all of the rights granted to Purchaser under this guaranty.

        12. Purchaser, its successors and assigns shall not be liable for failure to use diligence in the collection of any matters hereby guaranteed, or in preserving the liability of any person liable thereon, and the Guarantors hereby waive presentation for payment, notice of nonpayment, notice of acceleration, protest and notice thereof, and diligence in bringing suit against any person liable for any Obligations hereby guaranted. Payment of all amounts hereunder shall be made at the offices of Purchaser in Houston, Harris County, Texas.

        13. If this guaranty is given by a corporation, then the undersigned guaranteeing corporation does hereby acknowledge that it has investigated fully the benefits and advantages which will be derived by it from execution of and performance under this guaranty, and the Board of Directors of the guaranteeing corporation has decided that, and the guaranteeing corporation does hereby acknowledge, warrant and represent that, a direct or an indirect benefit will accrue to the guaranteeing corporation by reason of execution of and performance under this guaranty and that a resolution to such effect has been duly adopted by the board of directors of the corporation.

        EXECUTED this 29th day of March, 1996.
                      ----        -----    --

ADDRESS                                      Trans Energy, Inc.
P.O. Box 393, St. Marys, WV 26170            X /s/ Loren E. Bagley
---------------------------------             -----------------------------
                                              Loren E. Bagley

STATE OF West Virginia      (S)
                            (S)
COUNTY OF Pleasants         (S)

        This instrument was acknowledged before me on March 29, 1996, by  Loren
                                                      --------------      -----
E. Bagley, President.
--------------------

                                       /s/ Sherryl A. Lowther
                                       -----------------------------------------
                                       Notary Public in and for the State of
                                           West Virginia

[SEAL OF NOTARY PUBLIC APPEARS HERE]

                              GUARANTY AGREEMENT


        1. The undersigned (hereinafter called "Guarantors," whether one or more, and sometimes "Guarantor," if only one), for value received, the receipt and sufficiency of which is hereby acknowledged, and for and in consideration of United Factors, L.L.C. ("Purchaser") catering into that certain Purchase and Sale Agreement (the "Agreement") of even date herewith between Purchaser and Vulcan Energy Corporation ("Seller"), as well as consideration for Purchaser acquiring from time to time certain accounts receivable from Seller pursuant to the Agreement, do hereby, jointly and severally, absolutely and unconditionally, guarantee to Purchaser the prompt and full performance by Seller of the representations, warranties and covenants (hereinafter together called "Obligations"), of Seller to Purchaser under or relating to the Agreement.

        2. This is a continuing guaranty and shall and be wholly or partially untitled in **** by Guarantors' performance hereinunder, including payment of all minimum due and at any specified date, but shall continue to fall lower and reflect as regarded each of the respective Guarantors for the full **** above specified as for all Obligations created, incurred or arising prior to the time notice or termination is given by the respective Guarantors to Purchaser under the provisions of paragraph 3, and until full performance by Seller under the Agreement.

        3. Guarantors, or any one of them, may give written notice, in accordance with this paragraph, to Purchaser that the Guarantor or Guarantors giving such notice will not be liable hereunder for any Obligations created, incurred or arising on accounts receivable acquired by Purchaser more than sixty
(60) days after the effective date of such notice. Such notice will be effective as to the Guarantor or Guarantors who give such notice from and after (but not before) such time as said written notice is actually delivered to, received by and receipted for in writing by Purchaser, provided however, such notice shall not in any way affect, impair or limit the liability of the Guarantor or Guarantors giving such notice with respect to Obligations created, incurred or arising prior to the effective date of such notice, or in respect to interest or costs of collection thereafter accruing on or with respect to such Obligations, or with respect to attorneys' fees thereafter becoming payable hereunder with respect to such Obligations.

        4. In the event of death of any Guarantor, the Obligations of the deceased Guarantor shall continue in full force and effect as to all indebtedness that shall have been created or incurred by Seller or which may thereafter be incurred for which Purchaser has prior to Guarantor's death, legally committed to **** to Seller prior to the time when Purchaser shall have received notice, in writing, of termination in accordance with paragraph 1. Notwithstanding the death of a Guarantor this guaranty shall continue in full force and effect as a guaranty by the surviving Guarantors.

        5. The release by Purchaser of one or more Guarantors under this guaranty shall not affect the remaining Guarantors hereunder who shall remain fully liable in accordance with the terms of this guaranty.

-----------------------------

         6. Guarantors further, jointly and severally, agree to pay to Purchaser or its successors or assigns, all reasonable attorneys' fees incurred in enforcing this guaranty, or, the holder hereof may elect to recover fifteen percent (15%) of the amount then unpaid by Guarantors as attorneys' fees, if the indebtedness and Obligations guaranteed hereunder are not paid by the Guarantors upon demand when due as required herein or if this guaranty is enforced by suit or through probate or bankruptcy court or through any judicial proceedings whatsoever, and should it be necessary to reduce Purchaser's claim to judgment, said judgment shall bear increase at the rate of ten percent (10%) per annum.

        7. All indebtedness of Seller to Guarantors, whether now existing or hereafter arising, (including indebtedness resulting from this guaranty) is hereby assigned to Purchaser to the extent of the minimum of this guaranty as security for the payment of all liability or liabilities of Seller to Purchaser. To the extent the indebtedness of Seller to Guarantors (whether now existing or hereafter arising) exceeds the amount of this guaranty, such indebtedness is hereby subordinated to all liability or liabilities of Seller to Purchaser.

        8. Guarantors waive notice of acceptance of this guaranty and of any liability to which it applies or may apply, and waive presentment and demand for payment thereof, notice of dishonor or nonpayment thereof, notice of acceleration, collection or instigation of suit or any other action by Purchaser in collection thereof including any notice of default in payment thereof or other notice to, or demand of payment therefor or, any party. Guarantors waive all defenses of a surety, at law or in equity, with respect to this guaranty, including, without limitation, (a) any rights of a surely to insist upon a creditor first exhausting all remedies against the primary obligor of a debt or other collateral securing the debt, and (b) those set forth in Rule 31 of the Texas Rules of Civil Procedure, Sections 17.001 and 34.005 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

        9. Purchaser may, at its option, at any time without the consent of or notice to Guarantors, without incurring responsibility to Guarantors, without inquiring or releasing the Obligations of the Guarantors, upon or without nay items or conditions and in whole or in part (a) change the manner, place or terms of payment or change or extend the time of performance of, renew, or alter any liability of Seller hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the guaranty herein made shall apply to the liabilities of Seller, changed, extended, renewed or altered in any manner,
(b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure or securing the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any offset against any said liabilities,
(c) exercise or refrain from exercising any rights against Seller to others, or otherwise act or refrain from acting, and (d) settle or compromise any liabilities hereby guaranteed or hereby incurred, and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due to Purchaser or others. Purchaser may, at its option, without the consent of or notice to Guarantors, apply to the payment of the liability created by this guaranty, at any time after such liability becomes payable, any monies, property, or balance on deposit belonging to any of Guarantors.

        10. Suit may be brought against the Guarantors, jointly and severally, and against one or more of them, less than all, without joining Seller or any account debtor as a party, and without impairing the rights of Purchaser, its successors or assigns, against each of Guarantors; and Purchaser may release one or more of the Guarantors or settle with such persons as Purchaser deems fit without releasing or impairing the rights of Purchaser to demand and collect the balance of such indebtedness from the other remaining Guarantors not so released. It is agreed among the Guarantors, however, that such settlement and release shall in no way impair the rights of the Guarantors as among themselves.

        11. This guaranty is for the benefit of Purchaser, and for such other persons as may from time to time become or be the beneficiaries of Purchaser's rights under the Agreement, and this guaranty shall be transferrable and negotiable, with the same force and effect and to the same extent as Purchaser's rights under the Agreement may be transferrable; it being understood that upon the assignment or transfer by Purchaser of any of Purchaser's rights under the Agreement, the legal owner of Purchaser's rights under the Agreement shall have all of the rights granted to Purchaser under this guaranty.

        12. Purchaser, its successors and assigns shall not be liable for failure to use diligence in the collection of any matters hereby guaranteed, or in preserving the liability of any person liable thereon, and the Guarantors hereby waive presentation for payment, notice of nonpayment, notice of acceleration, protext and notice thereof, and diligence in bringing suit against any person liable for any Obligations hereby guaranted. Payment of all amounts hereunder shall be made at the offices of Purchaser in Houston, Harris County, Texas.

        13. If this guaranty is given by a corporation, then the undersigned guaranteeing corporation does hereby acknowledge that it has investigated fully the benefits and advantages which will be derived by it from execution of and performance under this guaranty, and the Board of Directors of the guaranteeing corporation has decided that, and the guaranteeing corporation does hereby acknowledge, warrant and represent that, a direct or an indirect benefit will accrue to the guaranteeing corporation by reason of execution of and performance under this guaranty and that a resolution to such effect has been duly adopted by the board of directors of the corporation.

        EXECUTED this 29th day of March, 1996.
                      ----        -----    --

ADDRESS

P.O. Box 393, St. Marys, WV 26170            X /s/ Loren E. Bagley
---------------------------------             -----------------------------
                                              Loren E. Bagley

STATE OF West Virginia      (S)
                            (S)
COUNTY OF Pleasants         (S)

        This instrument was acknowledged before me on March 29, 1996, by  Loren
                                                      --------------      -----
E. Bagley.
---------

                                       /s/ Sherryl A. Lowther
                                       -----------------------------------------
                                       Notary Public in and for the State of
                                           West Virginia

[SEAL OF NOTARY PUBLIC APPEARS HERE]

                              GUARANTY AGREEMENT

        1       The undersigned (hereafter called "Guarantors," whether one or more, and sometimes "Guarantor," if only one), for value received, the receipt and sufficiency of which is hereby acknowledged, and for and in consideration of United Factors, L.L.C. ("Purchaser") entering into that certain Purchase and Sale Agreement (the "Agreement") of even date herewith between Purchaser and Vulcan Energy Corporation ("Seller"), as well as in consideration for Purchaser
-------------------------
acquiring from time to time certain accounts receivable from Seller pursuant to the Agreement, do hereby, jointly and severally, absolutely and unconditionally, guarantee to Purchaser the prompt and full performance by Seller of the representations, warranties and covenants (hereinafter together called "Obligations"), of Seller to Purchaser under or relating to the Agreement.

        2       This is a continuing guaranty and shall not be wholly or
partially satified or extinguished by Guarantors' performance hereinunder, including payment of all minimum due and at any specified date, but shall continue to fall lower and reflect as regarded each of the respective Guarantors for the full amount above specified as for all Obligations created, incurred or arising prior to the time notice or termination is given by the respective Guarantors to Purchaser under the provisions of paragraph 3, and until full performance by Seller under the Agreement.

        3       Guarantors, or any one of them, may give written notice, in accordance with this paragraph, to Purchaser that the Guarantor or Guarantors giving such notice will not be liable hereunder for any Obligations created, incurred or arising on accounts receivable acquired by Purchaser more than sixty
(60) days after the effective date of such notice. Such notice will be effective as to the Guarantor or Guarantors who give such notice from and after (but not before) such time as said written notice is actually delivered to, received by and receipted for in writing by Purchaser; provided however, such notice shall not in any way affect, impair or limit the liability of the Guarantor of Guarantors giving such notice with respect to Obligations created, incurred or arising prior to the effective date of such notice, or in respect to interest or costs of collection thereafter accruing on or with respect to such Obligations, or with respect to attorneys' fees thereafter becoming payable hereunder with respect to such Obligations.

        4       In the event of death of any Guarantor, the Obligations of the deceased Guarantor shall continue in full force and effect as to all indebtedness that shall have been created or incurred by Seller or which may thereafter be incurred for which Purchaser has, prior to Guarantor's death, legally committed to lend to Seller prior to the time when Purchaser shall have received notice, in writing, of termination in accordance with paragraph A. Notwithstanding the death of a Guarantor, this guaranty shall continue in full force and effect as a guaranty by the surviving Guarantors.

        5       The release by Purchaser of one or more Guarantors under this guaranty shall not affect the remaining Guarantors hereunder who shall remain fully liable in accordance with the terms of this guaranty.

         6. Guarantors further, jointly and severally, agree to pay to Purchaser or its successors or assigns, all reasonable attorneys' fees incurred in enforcing this guaranty, or, the holder hereof may elect to recover fifteen percent (15%) of the amount then unpaid by Guarantors as attorneys' fees, if the indebtedness and Obligations guaranteed hereunder are not paid by the Guarantors upon demand when due as required herein or if this guaranty is enforced by suit or through probate or bankruptcy court or through any judicial proceedings whatsoever, and should it be necessary to reduce Purchaser's claim to judgment, said judgment shall bear increase at the rate of ten percent (10%) per annum.

        7. All indebtedness of Seller to Guarantors, whether now existing or hereafter arising, (including indebtedness resulting from this guaranty) is hereby assigned to Purchaser to the extent of the amount of this guaranty as security for the payment of all liability or liabilities of Seller to Purchaser. To the extent the indebtedness of Seller to Guarantors (whether now existing or hereafter arising) exceeds the amount of this guaranty, such indebtedness is hereby subordinated to all liability or liabilities of Seller to Purchaser.

        8. Guarantors waive notice of acceptance of this guaranty and of any liability to which it applies or may apply, and waive presentment and demand for payment thereof, notice of dishonor or nonpayment thereof, notice of acceleration, collection or instigation of suit or any other action by Purchaser in collection thereof including any notice of default in payment thereof or other notice to, or demand of payment therefor or, any party. Guarantors waive all defenses of a surety, at law or in equity, with respect to this guaranty, including, without limitation, (a) any rights of a surety to insist upon a creditor first exhausting all remedies against the primary obligor of a debt or other collateral securing the debt, and (b) those set forth in Rule 31 of the Texas Rules of Civil Procedure, Sections 17.001 and 34.005 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

        9. Purchaser may, at its option, at any time without the consent of or notice to Guarantors, without incurring responsibility to Guarantors, without impairing or releasing the Obligations of the Guarantors, upon or without any items or conditions and in whole or in part (a) change the manner, place or terms of payment or change or extend the time of performance of, renew, or alter any liability of Seller hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the guaranty herein made shall apply to the liabilities of Seller, changed, extended, renewed or altered in any manner,
(b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure or securing the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any offset against any said liabilities,
(c) exercise or refrain from exercising any rights against Seller to others, or otherwise act or refrain from acting, and (d) settle or compromise any liabilities hereby guaranteed or hereby incurred, and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due to Purchaser or others. Purchaser may, at its option, without the consent of or notice to Guarantors, apply to the payment of the liability created by this guaranty, at any time after such liability becomes payable, any monies, property, or balance on deposit belonging to any of Guarantors.

        10. Suit may be brought against the Guarantors, jointly and severally, and against one or more of them, less than all, without joining Seller or any account debtor as a party, and without impairing the rights of Purchaser, its successors or assigns, against each of Guarantors; and Purchaser may release one or more of the Guarantors or settle with such persons as Purchaser deems fit without releasing or impairing the rights of Purchaser to demand and collect the balance of such indebtedness from the other remaining Guarantors not so released. It is agreed among the Guarantors, however, that such settlement and release shall in no way impair the rights of the Guarantors as among themselves.

        11. This guaranty is for the benefit of Purchaser, and for such other persons as may from time to time become or be the beneficiaries of Purchaser's rights under the Agreement, and this guaranty shall be transferrable and negotiable, with the same force and effect and to the same extent as Purchaser's rights under the Agreement may be transferrable; it being understood that upon the assignment or transfer by Purchaser of any of Purchaser's rights under the Agreement, the legal owner of Purchaser's rights under the Agreement shall have all of the rights granted to Purchaser under this guaranty.

        12. Purchaser, its successors and assigns shall not be liable for failure to use diligence in the collection of any matters hereby guaranteed, or in preserving the liability of any person liable thereon, and the Guarantors hereby waive presentment for payment, notice of nonpayment, notice of acceleration, protest and notice thereof, and diligence in bringing suit against any persons liable for any Obligations hereby guaranteed. Payment of all amounts hereunder shall be made at the offices of Purchaser in Houston, Harris County, Texas.

        13. If this guaranty is given by a corporation, then the undersigned guaranteeing corporation does hereby acknowledge that it has investigated fully the benefits and advantages which will be derived by it from execution of and performance under this guaranty, and the Board of Directors of the guaranteeing corporation has decided that, and the guaranteeing corporation does hereby acknowledge, warrant and represent that, a direct or an indirect benefit will accrue in the guaranteeing corporation by reason of execution of and performance under this guaranty and that a resolution to such effect has been duly adopted by the board of directors of the corporation.

        EXECUTED this 29th day of March, 1996.

ADDRESS

P.O. Box 393, St. Marys, WV  26170        x
                                           -------------------------------------
                                           William F. Woodburn

STATE OF WEST VIRGINIA        (S)
                              (S)
COUNTY OF PLEASANTS           (S)

        This instrument was acknowledged before me on March 29, 1996, by William F. Woodburn.

                                       /s/ Sherryl A. Lowther
                                       -----------------------------------------
                                       Notary Public in and for the State of
                                       West Virginia

[SEAL OF NOTARY APPEARS HERE]

        11. This guaranty is for the benefit of Purchaser, and for such other persons as may from time to time become or be the beneficiaries of Purchaser's rights under the Agreement, and this guaranty shall be transferrable and negotiable, with the same force and effect and to the same extent as Purchaser's rights under the Agreement may be transferrable; it being understood that upon the assignment or transfer by Purchaser of any of Purchaser's rights under the Agreement, the legal owner of Purchaser's rights under the Agreement shall have all of the rights granted to Purchaser under this guaranty.

        12. Purchaser, its successors and assigns shall not be liable for failure to use diligence in the collection of any matters hereby guaranteed, or in preserving the liability of any person liable thereon, and the Guarantors hereby waive presentation for payment, notice of nonpayment, notice of acceleration, protest and notice thereof, and diligence in bringing suit against any person liable for any Obligations hereby guaranted. Payment of all amounts hereunder shall be made at the offices of Purchaser in Houston, Harris County, Texas.

        13. If this guaranty is given by a corporation, then the undersigned guaranteeing corporation does hereby acknowledge that it has investigated fully the benefits and advantages which will be derived by it from execution of and performance under this guaranty, and the Board of Directors of the guaranteeing corporation has decided that, and the guaranteeing corporation does hereby acknowledge, warrant and represent that, a direct or an indirect benefit will accrue to the guaranteeing corporation by reason of execution of and performance under this guaranty and that a resolution to such effect has been duly adopted by the board of directors of the corporation.

        EXECUTED this 29th day of March, 1996.
                      ----        -----    --

ADDRESS

P.O. Box 393, St. Marys, WV 26170            X
---------------------------------             -----------------------------
                                              William F. Woodburn

STATE OF West Virginia      (S)
                            (S)
COUNTY OF Pleasants         (S)

        This instrument was acknowledged before me on March 29, 1996, by William F. Woodburn.
-------------------

                                       /s/ Sherryl A. Lowther
                                       -----------------------------------------
                                       Notary Public in and for the State of
                                           West Virginia

[SEAL OF NOTARY PUBLIC APPEARS HERE]